Exhibit 10.10

GUARANTY AGREEMENT

This Guaranty Agreement (as may be amended, restated, or otherwise modified from time to time, this “Guaranty Agreement”), is executed and delivered by the undersigned Guarantor in favor of NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company, in its capacity as administrative and collateral agent for the Lender Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”), effective as of June 30, 2015 as provided herein below:

Definitions:

The following terms shall have the following meanings where used in this Guaranty Agreement:

“Borrower” means Mad Catz, Inc., a Delaware corporation, and its successors and assigns, including without limitation as debtor or debtor-in-possession in any bankruptcy proceedings.

“Guaranteed Obligations” means all indebtedness and obligations now or hereafter owing by Borrower to Administrative Agent and Lenders, whether or not evidenced by any note, or other instrument or document, whether arising from or in connection with a loan, extension of credit, issuance of a letter of credit, acceptance, guaranty, indemnification, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, costs, fees, expenses, including costs, fees and expenses of attorneys employed or engaged by Administrative Agent and/or Lenders in connection with any of the foregoing, filing fees, and any other sums chargeable to Borrower under this Guaranty Agreement or any of the other Loan Documents. Without limiting the foregoing, “Guaranteed Obligations” includes all “Obligations” as defined by the Loan and Security Agreement and also includes any of the foregoing arising during any bankruptcy proceedings of Borrower and any interest or costs, fees expenses that, but for the existence of any such bankruptcy proceedings, would arise or accrue under the Loan Documents.

“Guarantor” means Mad Catz Interactive, Inc. and its successors and assigns.

“Lenders” means each Lender under and as defined in the Loan and Security Agreement, and their permitted successors and assigns.

“Loan and Security Agreement” means the certain Loan and Security Agreement dated as of June 30, 2015, among the Borrower, the Guarantor, 1328158 Ontario Inc., an Ontario corporation (“MCC”), the Lenders from time to time party thereto and Administrative Agent, as such agreement has been and hereafter may be renewed, amended, restated, or otherwise modified from time to time.

Terms defined in the Loan and Security Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings in this Guaranty Agreement as are set forth in the Loan and Security Agreement, and each of such definitions is incorporated herein by reference. Guarantor expressly acknowledges that it has read and is familiar with all such incorporated definitions and agrees that they

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shall have the same effect and enforceability in this Guaranty Agreement as though set forth herein at length.

Recitals:

Concurrently herewith, Borrower, Guarantor, Lenders and Administrative Agent have executed and entered into the Loan and Security Agreement, which provides for Loans and extensions of credit by Lenders to Borrower. This Guaranty Agreement is required by the Loan and Security Agreement, and Guarantor’s execution and delivery hereof is a condition (among other conditions) to Lenders’ obligation to make Loans and extensions of credit under the Loan and Security Agreement. Guarantor has determined that (a) it will directly and indirectly benefit from the availability of extensions of credit to Borrower under the Loan and Security Agreement and from the other transactions evidenced by and contemplated in the Loan Documents, (b) it will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement, (c) it is in Guarantor’s best interest, and within its organizational purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (d) execution and delivery of this Guaranty Agreement and the other Loan Documents to which Guarantor is a party is necessary or convenient to the conduct, promotion, and attainment of the business of Guarantor.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Guaranty of Guaranteed Obligations.  As an inducement to Lenders to make the Loans or otherwise extend credit and other financial accommodations to Borrower under the Loan and Security Agreement, Guarantor, for value received, does hereby unconditionally, irrevocably, and absolutely guarantee to Administrative Agent and the other Lender Parties the prompt and full payment and performance of the Guaranteed Obligations when due, whether at stated maturity, by acceleration or otherwise. This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable, and continuing unlimited guaranty of payment, and not solely of collection. Notwithstanding anything in this Agreement to the contrary, the amount of the Guaranteed Obligations shall be limited to a maximum aggregate amount equal to the largest amount that would not render this Guaranty subject to avoidance as a fraudulent transfer or conveyance under any Applicable Laws, after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to the value, as assets (as determined under the applicable provisions of such laws) of any rights of Guarantor to contribution, indemnity, and/or subrogation from Borrower or any other Person. For the purposes of this Agreement, whenever interest is calculated on the basis of a period which is less than the actual number of days in a calendar year, each rate of interest determined pursuant to such calculation is, for the purposes of the Interest Act (Canada), equivalent to such rate multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and divided by the number of days used as the basis of such calculation.

2. Representations and Warranties.  Guarantor hereby represents and warrants to Administrative Agent and Lenders as follows: Guarantor owns, directly or indirectly, one hundred percent (100%) of the equity interests in the Borrower and MCC and has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Loan and Security Agreement and the other Loan Documents. This Guaranty Agreement is given by Guarantor in furtherance of the direct and indirect business interests, and is necessary to the conduct, promotion, and attainment of the businesses of Borrower. The value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder. Guarantor is currently informed of the financial condition of Borrower and of all other circumstances

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which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor has read and understands the terms and conditions of the Loan Documents. Guarantor is familiar with, and has had an opportunity to review the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided, that Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement. Guarantor has adequate means to obtain, on a continuing basis, information concerning the financial condition of Borrower. Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that any Person other than Borrower or Guarantor will be liable to pay the Guaranteed Obligations. Administrative Agent and Lenders have not made any representation, warranty, or statement to Guarantor in order to induce Guarantor to execute this Guaranty Agreement.

3. Covenants.  [Reserved]

4. Obligations Not Impaired.  Guarantor agrees that its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) lack of organizational authority of Borrower; (b) any receivership, insolvency, bankruptcy, or other proceedings affecting Borrower or their property; (c) partial or total release or discharge of Borrower or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any Applicable Law or otherwise; (d) any change in the time, manner, or place of payment of, or in any other term of, or any increase or decrease in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents; (e) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement, or any other guaranty; (f) the taking or accepting of any other guaranty for all or any part of the Guaranteed Obligations; (g) any failure to acquire, perfect, or continue any security interest or lien on Collateral securing all or any part of the Guaranteed Obligations or on any property securing this Guaranty Agreement; (h) any exchange, release, or subordination of any security interest or lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (i) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty Agreement in a commercially reasonable manner or as otherwise may be required by any Applicable Law; (j) any merger, reorganization, consolidation, or dissolution of Borrower or any other Person at any time liable for any of the Obligations, any sale, lease, or transfer of any or all of the assets of Borrower or any other Person at any time liable for any of the Obligations, or any change in name, business, organization, location, composition, structure, or organization of Borrower or any other Person at any time liable for any of the Obligations; (k) any change of control or any other change in the capitalization or Equity Interest ownership of Borrower or any other Person at any time liable for any of the Obligations; (l) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; (m) avoidance or subordination of the Guaranteed Obligations, or any portion thereof, (n) the unenforceability of all or any part of the Guaranteed Obligations against Borrower because any interest contracted for, charged, or received in respect of the Guaranteed Obligations exceeds the amount permitted by any Applicable Law; (o) any waiver, consent, extension, forbearance, or granting of any indulgence by Administrative Agent or any other Lender Party with respect to the Guaranteed Obligations or any provision of any of the Loan Documents; (p) any delay in or lack of enforcement of any remedies under the Loan Documents; (q) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (r) any election of remedies by Administrative Agent or any other Lender Party; (s) any of the Loan

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Documents were forged; (t) the election by Administrative Agent or any other Lender Party in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (u) any borrowing or grant of a security interest by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (v) any use by Borrower (whether with the consent of Administrative Agent or any Lender or otherwise) of cash collateral during the pendency of any bankruptcy proceeding; (w) the making of post-petition loans or any other provision for the extension of post-petition credit to Borrower as debtor-in-possession in any bankruptcy proceedings; (x) the disallowance in bankruptcy of all or any portion of the claims of Administrative Agent or any Lender for payment of any of the Guaranteed Obligations; or (y) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to Borrower or Guarantor (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full).

5. Consent and Waiver.

(a) Guarantor hereby waives: (i) notice of acceptance of this Guaranty Agreement; (ii) notice of any Loans or other financial accommodations or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations; (iv) notice of any adverse change in the financial condition of Borrower or any other Person or of any other fact that might increase or otherwise change Guarantor’s risk with respect to the Guaranteed Obligations, Borrower or any other Person under or in connection with this Guaranty Agreement; (v) notice of presentment for payment, demand, protest and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence or promptness in enforcement, and indulgences of every kind as to any promissory notes or other instruments; (vi) notice of any of the events or circumstances enumerated in Section 4, and all other notices and demands to which Guarantor might otherwise be entitled (except if such notice is specifically required to be given to Guarantor hereunder or under any other Loan Documents); (vii) any requirement that Administrative Agent protect, secure, perfect, or insure its security interest and liens on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against Administrative Agent or any other Lender Party or any other Person or any Collateral or any other property subject to a security interest or lien; (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any security interests or liens in the Collateral or other property as security for the Guaranteed Obligations or this Guaranty Agreement; (ix) all rights by which Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against Borrower or any other Person, whether arising pursuant to Section 17.001 or Section 43.002 of the Texas Civil Practice and Remedies Code, as amended,, or Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise; or (x) any other defense of Borrower or any other Person (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full, or in part, to the extent of any such partial payment or performance).

(b) Guarantor hereby waives and agrees not to assert against Administrative Agent or any Lender, to the extent allowed by any Applicable Law: (i) any defense, setoff, counterclaim, or claim of any kind or nature available to Borrower or any other Person against Administrative Agent or any other Lender Party arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security interest or lien in the Collateral or any other property as security for the Guaranteed Obligations; or (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Administrative Agent or any other Lender Party under any Applicable Law.

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(c) Administrative Agent and any other Lender Party shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Administrative Agent or any other Lender Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Administrative Agent’s or such other Lender Party’s right to proceed in any other form of action or proceeding or against other parties unless Administrative Agent has expressly waived such right in writing. Without limiting the foregoing, no action or proceeding by Administrative Agent or any other Lender Party under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty Agreement except to the extent that Administrative Agent or such other Lender Party finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations.

(d) Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of Administrative Agent or any other Lender Party to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any security interests or liens or other security for or Guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations;

(e) Administrative Agent, on behalf of Lender Parties, may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing, or affecting the obligations of Guarantor hereunder: (i) change the manner, place, or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund, increase or alter all or any part of the Guaranteed Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any Collateral and any security interest or lien securing all or any part of the Guaranteed Obligations or this Guaranty Agreement or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail, or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against Borrower or other Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any indebtedness, liabilities, or obligations which may be due or become due to Lender Parties; (vi) release all or any one or more parties to any one or more of the Loan Documents or grant forbearance or other indulgences to Borrower or any other Person in respect thereof; (vii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (viii) partially or fully release or substitute Guarantor, or enforce, exchange, release, or waive any security for the Guaranteed Obligations, or any portion thereof; (ix) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally or separately, and apply any amounts obtained by Administrative Agent in such manner as Administrative Agent may elect, subject to the Loan Documents; and (x) apply to the Guaranteed Obligations any sums paid to Administrative Agent or any other Lender Party by Borrower, Guarantor or any other Person as provided by the Loan Documents.

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(f) Should Administrative Agent, on behalf of Lender Parties, seek to enforce this Guaranty Agreement by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against Borrower or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against Borrower or any such Person, or that Borrower or any such Person should be joined in such cause or (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty Agreement.

(g) Guarantor’s obligations under this Guaranty Agreement shall not be impaired by any action, if any, which results in the denial or impairment of any right to seek a deficiency against Borrower.

(h) Guarantor agrees that it has the sole responsibility for keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof, and that Administrative Agent and Lenders shall not have any obligation or duty to advise Guarantor of information known to it regarding such condition or any such circumstance.

(i) Guarantor consents and agrees that neither Administrative Agent nor any other Lender Party shall have any obligation to marshal assets securing the Guaranteed Obligations in favor of Guarantor.

(j) Administrative Agent may, at any time and from time to time in its discretion (subject to the Loan and Security Agreement) and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the indebtedness, liabilities, or obligations of Guarantor under this Guaranty Agreement.

(k) Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

6. Default.  Upon the occurrence and during the continuation of an Event of Default, Guarantor agrees to pay to Administrative Agent, on behalf of Lender Parties, at its office located in Dallas County, Texas, or at such other place as Administrative Agent may specify to Guarantor in writing, on demand by Administrative Agent and without further notice of dishonor and without notice of any kind to Borrower, Guarantor, or any other Person, the full unpaid amount of the Guaranteed Obligations, in immediately available funds, or such lesser amount, if any, as may then be due and payable and demanded by Administrative Agent, on behalf of Lender Parties, from time to time. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Administrative Agent, and Guarantor, expressly and unconditionally agrees to make such payment to Administrative Agent, on behalf of Lenders, in full.

7. No Waiver.  No failure on the part of either Administrative Agent or any other Lender Party to exercise, and no forbearance, delay or omission by either Administrative Agent or any other Lender Party in exercising, any right or remedy hereunder shall impair such right or remedy or operate or

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be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder.

8. Notice of Sale.  In the event that Guarantor is entitled to receive any notice under the UCC, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations or this Guaranty Agreement, it is agreed that at least ten (10) days notice to Guarantor of the time and place of any public sale, or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements.

9. Payment by Guarantor.  Whenever Guarantor pays any sum which is or may become due under this Guaranty Agreement, written notice must be delivered to Administrative Agent contemporaneously with such payment.

10. Binding Effect.  This Guaranty Agreement is for the benefit of Administrative Agent, each other Lender Party and their successors and assigns, and in the event of an assignment by any Lender Party, or such Lender Party’s successors or assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities, and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities, and obligations without necessity of further express action. This Guaranty Agreement is binding upon Guarantor and its successors and assigns.

11. Subordination of Indebtedness and Liens.  The payment of any and all principal of and interest on all indebtedness of Borrower to the Guarantor, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor under any and all circumstances, including, without limitation, any rights of subrogation of Guarantor in respect of any payment by Guarantor under this Guaranty Agreement (herein called the “Subordinated Debt”), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this Section. Except to the extent, if any, as may be expressly permitted by the Loan and Security Agreement, no payment shall be made on or with respect to the Subordinated Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that Guarantor shall receive any payment on account of the Subordinated Debt in violation of this Section, Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Administrative Agent and the other Lender Parties and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Administrative Agent, in the form received, to be applied to the Guaranteed Obligations. All security interests and liens, if any, at any time securing payment of all or any part of the Subordinated Debt (herein called the “Subordinated Liens”) shall be and remain inferior and subordinate to the security interests and liens securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed, or recorded (provided that the foregoing shall not be interpreted or deemed to allow the existence of any security interests or liens that are prohibited by the Loan Documents). Guarantor shall not exercise or enforce any creditors’ rights or remedies that it may have against Borrower, or foreclose, repossess, sequester, or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership, or other debtor relief law) to enforce the Subordinated Debt or any Subordinated Lien on any assets of Borrower unless and until the Guaranteed Obligations shall have been paid and performed in full. The terms and provisions of this Section are given by Guarantor as additional rights and benefits to any and all other subordination agreements heretofore, concurrently herewith, or hereafter executed by Guarantor to or in favor of Administrative

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Agent and the Lenders, and nothing in this Guaranty Agreement shall be deemed to in any way negate or replace any other such previous, concurrent, or subsequent subordination agreements.

12. Right of Setoff.  Guarantor hereby grants to Administrative Agent, for the benefit of Lender Parties, a right of setoff against any Guaranteed Obligations then due and payable upon any and all monies, securities, or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Administrative Agent or such other Lender Party from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all general or special deposits (to the extent not prohibited by any Applicable Law) and credits of Guarantor, and any and all claims of Guarantor against Administrative Agent and such other Lender Party at any time existing.

13. Invalid Provisions.  If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision was not a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Notwithstanding any language to the contrary contained herein, no provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any Applicable Law.

14. Modification in Writing.  No modification, consent, amendment, or waiver of any provision of this Guaranty Agreement, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Administrative Agent and, as to any modification or amendment, Guarantor, and then shall be effective only in the specific instance and for the specific purpose for which given.

15. Limited Effect of Notices; Consents.  No notice to or demand on, or consent by, Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand, or right to grant or refuse consent, in similar or other circumstances.

16. Cumulative Rights. All rights and remedies of Administrative Agent and Lenders under this Guaranty Agreement are cumulative of each other and of every other right or remedy which Administrative Agent and Lenders may otherwise have under any applicable law or under any other agreement.

17. Expenses.  Guarantor agrees to pay, without duplication of any amounts paid under Section 14.5 of the Loan and Security Agreement, on demand all reasonable costs and expenses incurred by Administrative Agent or any Lender in connection with the negotiation, preparation, execution, and performance of this Guaranty Agreement and any and all amendments, modifications, renewals, restatements, and/or supplements hereto from time to time, including, without limitation, reasonable attorneys fees. If Guarantor should breach or fail to perform any provision of this Guaranty Agreement, Guarantor agrees to pay to Administrative Agent and Lender Parties all reasonable costs and expenses incurred by Administrative Agent and Lender Parties in the enforcement of this Guaranty Agreement from time to time, including, without limitation, reasonable attorneys fees.

18. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.

(a) THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE

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JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON HIM IN ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, ANY OTHER LENDER PARTY AND GUARANTOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, ANY OTHER LENDER PARTY AND GUARANTOR MAY BE BROUGHT AND LITIGATED IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS HAVING JURISDICTION. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

(b) GUARANTOR (AND ADMINISTRATIVE AGENT AND EACH OTHER LENDER PARTY BY ITS ACCEPTANCE OF THIS GUARANTY AGREEMENT) HEREBY (i) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

19. NO ORAL AGREEMENTS.  THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT. THIS GUARANTY AGREEMENT SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF.

20. Notices.  All notices or demands by any party relating to this Guaranty Agreement shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be (a) personally delivered, (b) sent by registered or certified mail, postage prepaid, return receipt requested, or (c) sent by receipted overnight delivery service or (d) sent by telecopy, to Guarantor or to Administrative Agent, as the case may be, at their addresses and fax numbers set forth below:

If to Guarantor:	Mad Catz Interactive, Inc.

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10680 Treena Street, Suite 500
San Diego, California 92131
Attn: Legal and Finance Department
Telephone No.: 858-790-5008
Facsimile No.: 858-790-5018

If to Administrative Agent:	NewStar Business Credit, LLC
8401 N. Central Expressway, Suite 600
Dallas, TX 75225
Attn: Portfolio Manager, URGENT
Facsimile No.: 214-242-5840

With a copy to:

Greenberg Traurig, LLP
2200 Ross Avenue, Suite 5200
Dallas, TX 75201
Attn: Heather Moulder, Esq.
Telephone No.: 214-655-3614
Facsimile No.: 214-665-3601

Any such address or fax number may be changed by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 21 shall be deemed received on the earlier of (y) the date of actual receipt or (z) three (3) business days after the deposit thereof in the mail or one (1) business day after deposit thereof with an overnight delivery service.

21. Survival.  All representations, warranties, covenants, and agreements of Guarantor in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

22. Counterparts.  This Guaranty Agreement may be executed in any number of counterparts and a telecopy or other electronic transmission of any such executed counterpart shall be deemed valid as an original.

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SIGNATURE PAGE TO FOLLOW

GUARANTY AGREEMENT (PARENT) - Page 10

IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.

GUARANTOR:

MAD CATZ INTERACTIVE, INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

GUARANTY AGREEMENT (PARENT) - Page 11